SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 14, 2010

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

 (Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

In connection with the previously announced rights offering by Zion Oil & Gas, Inc. (the “Company”) of non-transferable subscription rights to the holders of the Company’s common stock, par value $0.01 per share (“Common Stock”) on May 6, 2010, to purchase 10 million shares of Common Stock, the Company is filing the item included as an exhibit  to this current report on Form 8–K for the purpose of incorporating such item as an exhibit in the Company’s Registration Statement on Form S–3 (File No. 333-164563) declared effective on April 16, 2010. The Company filed a Base Prospectus  dated April 16, 2010.  The Company distributed the subscription rights on or about May 13, 2010 pursuant to the terms of a Prospectus Supplement, dated April 28, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

5.1           Opinion of Aboudi & Brounstein regarding the validity of the subscription rights and common stock being offered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: July 14, 2010	By:	/s/ Richard J. Rinberg
Richard J. Rinberg
Chief Executive Officer